Exhibit 99.1 IMPORTANT: What follows are portions of the current draft of a private placement memorandum with respect to the possible offering, in a securitization transaction, of asset-backed securities collateralized by 100% participation interests in a pool of loans originated under the GreenSky® Program, which participation interests previously were acquired by GreenSky from one of its bank partners and sold by GreenSky to an investor. GreenSky expects that the investor will transfer the participation interests to a securitization vehicle and that notes indirectly secured by the participation interests will be sold in one or more private placements. This material only contains excerpts relating to a small portion of the information contained in the private placement memorandum. In addition, should the issuer proceed with an offering of the notes, the final private placement memorandum is likely to include changes from the material provided below. This material is not an offer to sell the notes or a solicitation of an offer to buy the notes. If the notes are offered, GreenSky has been advised that they will be offered by an affiliate of the investor in a private placement solely to qualified investors in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. GreenSky also has been advised that the notes, if issued, will not be been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. GreenSky also has been advised that any offer of the notes will be made only by the issuer by means of a private placement memorandum; if there is an offering, the Form 8-K of which this exhibit is a part will not constitute offering materials with respect such an offering.

2 Below are selected risk factors contained in the current draft of the preliminary private placement memorandum. RISKS PRIMARILY RELATED TO THE GREENSKY® PROGRAM, GREENSKY, THE PROGRAM SPONSOR, THE LOAN SERVICER AND THE GREENSKY BACK-TO-BACK PARTY, INCLUDING RISKS RELATED TO GREENSKY’S REGULATORY ENVIRONMENT The global outbreak of the novel coronavirus, or COVID-19, has caused severe disruptions in the U.S. economy, and may have an adverse impact on GreenSky’s performance and results of operations. On March 11, 2020, the World Health Organization designated COVID-19 as a global pandemic. In response, many jurisdictions in the U.S. and worldwide have instituted restrictions on travel, public gatherings, and non-essential business operations. While some jurisdictions have removed or relaxed certain restrictions, many remain and additional restrictions may be imposed or reimposed. These restrictions have significantly impacted the macroeconomic environment, including consumer confidence, unemployment and other economic indicators that contribute to consumer spending behavior and demand for credit. In particular, the majority of elective healthcare providers were closed at the start of the pandemic which reduced GreenSky’s elective healthcare transaction volumes from mid-March through September to de minimis levels. Furthermore, GreenSky’s results of operations are impacted by the relative strength of the overall economy. As general economic conditions improve or deteriorate, the amount of consumer disposable income tends to fluctuate, which, in turn, impacts consumer spending levels and the willingness of consumers to take out loans to finance purchases. In addition, trends within the industry verticals in which GreenSky operates affects consumer spending on the products and services Program Merchants offer in those industry verticals. The extent to which COVID-19 will impact GreenSky’s business, results of operations and financial condition is dependent on many factors, which are highly uncertain, including, but not limited to, the duration and severity of the outbreak, the actions to contain the virus or mitigate its impact, and how quickly and to what extent normal economic and operating conditions will resume. If GreenSky experiences a prolonged decline in transaction volume or increases in delinquencies, its results of operations and financial condition could be materially adversely affected. In GreenSky’s function as Loan Servicer and in partnership with its Bank Partners, GreenSky is actively engaged in discussions with GreenSky® Program borrowers, some of whom have indicated that they have experienced economic hardship due to the COVID-19 Outbreak and have requested payment deferral or forbearance or other modifications of their loans. While GreenSky as Loan Servicer is addressing requests for loan relief, GreenSky may still experience higher instances of default, which will adversely affect its business, including, but not limited to, the credit profile of its servicing portfolio, the incentive payments GreenSky receives from its Bank Partners and the required escrow payments under GreenSky’s financial guarantee arrangements with its Bank Partners (which guarantee is not applicable in respect of the Pooled Receivables). Additionally, the COVID-19 Outbreak could adversely affect GreenSky’s liquidity position and could limit its ability to grow its business or fully execute on its business strategy, including entering into alternative funding arrangements. Furthermore, the COVID-19 Outbreak could negatively impact GreenSky’s ability to retain existing, and attract new, Bank Partners and other funding sources for the GreenSky® Program. The COVID-19 Outbreak also resulted in GreenSky modifying certain business practices, such as restricting employee travel and executing on a company-wide work-at-home program. GreenSky may take further actions as required by government authorities or as it determines to be in the best interests of its associates, Bank Partners, Program Merchants and GreenSky® Program borrowers. GreenSky may experience financial losses or disruptions due to a number of operational factors, including, but not limited to: • increased cyber and payment fraud risk related to COVID-19, as cybercriminals attempt to profit from the disruption, given increased online banking, e-commerce and other online activity;

3 • challenges to the security, availability and reliability of the GreenSky® Program platform due to changes to normal operations, including the possibility of one or more clusters of COVID-19 cases affecting GreenSky employees or affecting the systems or employees of GreenSky partners; and • an increased volume of customer and regulatory requests for information and support, or new regulatory requirements, which could require additional resources and costs to address, including, for example, government initiatives to reduce or eliminate payments costs. Even when the COVID-19 Outbreak subsides, GreenSky’s business may continue to be unfavorably impacted by the economic turmoil caused by the pandemic. There are no recent comparable events that could serve to indicate the ultimate effect the COVID-19 Outbreak may have and, as such, GreenSky does not at this time know what the extent of the impact of the COVID-19 Outbreak will be on its business. To the extent the COVID-19 Outbreak adversely affects GreenSky’s business and financial results, it may also heighten other risks described under “—RISKS PRIMARILY RELATED TO THE GREENSKY® PROGRAM, GREENSKY, THE PROGRAM SPONSOR, THE LOAN SERVICER AND THE GREENSKY BACK-TO-BACK PARTY.” GreenSky’s agreements with its Bank Partners are non-exclusive, short-term in duration and subject to termination by its Bank Partners upon the occurrence of certain events, including its failure to comply with applicable regulatory requirements. If such agreements expire or are terminated, and it is are unable to replace the commitments of the expiring or terminating Bank Partners, GreenSky’s business would be adversely affected. GreenSky relies on its Bank Partners to originate all of the loans made through the GreenSky® Program. Its four largest ongoing Bank Partners – BMO Harris Bank, Fifth Third Bank, Truist Bank and Synovus Bank – provided approximately 80% of the commitments to originate loans under the GreenSky® Program as of September 30, 2020. GreenSky has entered into separate loan origination agreements and servicing agreements with each of GreenSky’s Bank Partners, each generally containing customary termination provisions and, in certain instances, entitling the Bank Partner to terminate its agreements for convenience. Bank Partners could decide to terminate or not to renew their agreements for any number of reasons, including, for example, perceived or actual erosion in the credit quality or performance of loans, the geographic or other (such as home improvement loans) concentration of loans, the type of loan products offered (such as deferred payment loans), strategic decisions to make fewer consumer loans or loans originated through channels such as GreenSky’s, alternative investment opportunities that are expected to be more favorable, increases in required loan loss reserves (such as ones that might result from upcoming accounting changes) and required margins, dissatisfaction with GreenSky’s performance as administrator of GreenSky’s program or as servicer, reduced availability of funds for originating new loans, regulatory concerns regarding any of the foregoing factors or others, or general economic conditions, including those that are expected to impact consumer spending, consumer credit or default rates. If any of GreenSky’s largest Bank Partners were to terminate its relationship with GreenSky, it could have a material adverse effect on its business. GreenSky’s agreements with GreenSky’s Bank Partners generally have automatically renewable one-year terms. These agreements are non-exclusive and do not prohibit GreenSky’s Bank Partners from working with GreenSky’s competitors or from offering competing products, except that certain Bank Partners have agreed not to provide customer financing outside of the GreenSky® Program to GreenSky’s Program Merchants and Merchant Sponsors during the term of their agreements with GreenSky and generally for one year after termination or expiration. As a result of the foregoing, any of GreenSky’s Bank Partners could with minimal notice decide that working with GreenSky is not in its interest, could offer GreenSky less favorable or unfavorable economic or other terms or could decide to enter into exclusive or more favorable relationships with one of GreenSky’s competitors. GreenSky also could have future disagreements or disputes with its Bank Partners, which could negatively affect or threaten its relationships with them. GreenSky’s Bank Partners also may terminate their agreements with GreenSky if GreenSky fails to comply with regulatory requirements applicable to them. GreenSky is a service provider to its Bank Partners, and, as a result, GreenSky is subject to audit by GreenSky’s Bank Partners in accordance with customary practice and applicable regulatory guidance related to management by banks of third-party vendors. GreenSky is also subject to the examination and enforcement authority of the federal banking agencies, including the Federal Reserve, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency, as a bank service company, and is

4 subject to the examination and enforcement authority of the CFPB as a service provider to a covered person under the Dodd-Frank Act. It is imperative that GreenSky’s Bank Partners continue to have confidence in GreenSky’s compliance efforts. Any substantial failure, or alleged or perceived failure, by GreenSky to comply with applicable regulatory requirements could cause the Bank Partners to be unwilling to originate loans through GreenSky’s program or could cause them to terminate their agreements with GreenSky. If GreenSky is unsuccessful in maintaining its relationships with its Bank Partners for any of the foregoing or other reasons, or if GreenSky is unable to develop relationships with new Bank Partners, it could have a material adverse effect on GreenSky’s business and its ability to grow. GreenSky’s results of operations and continued growth depend on its ability to retain existing, and attract new, Program Merchants, Bank Partners and other funding sources. A substantial majority of GreenSky’s total revenue is generated from the transaction fees that it receive from GreenSky’s Program Merchants and, to a lesser extent, servicing and other fees that it receives from GreenSky’s Bank Partners and other funding sources in connection with loans made by GreenSky’s Bank Partners to the customers of GreenSky’s Program Merchants. Approximately 75% of GreenSky’s total revenue for the nine months ended September 30, 2020 was generated from transaction fees paid to GreenSky by its merchants. To attract and retain Program Merchants, GreenSky markets its program on the basis of a number of factors, including financing terms, the flexibility of promotional offerings, approval rates, speed and simplicity of loan origination, service levels, products and services, technological capabilities and integration, customer service, brand and reputation. There is significant competition for GreenSky’s existing Program Merchants. If GreenSky fails to retain any of its larger Program Merchants or a substantial number of GreenSky’s smaller Program Merchants, and it does not acquire new Program Merchants of similar size and profitability, it would have a material adverse effect on its business and future growth. GreenSky has experienced some turnover in GreenSky’s Program Merchants, as well as varying activation rates and volatility in usage of the GreenSky® Program by Program Merchants, and this may continue or even increase in the future. Program Agreements generally are terminable by Program Merchants at any time and generally are not exclusive. If a significant number of GreenSky’s existing Program Merchants were to use other competing programs, thereby reducing their use of GreenSky’s program, it would have a material adverse effect on its business and results of operations. Competition for new Program Merchants also is significant and GreenSky’s continued success and growth depend on its ability to attract new Program Merchants, and GreenSky’s failure to do so could limit its growth and its ability to continue generating revenue at current levels. GreenSky’s failure to retain existing, and attract and retain new, Bank Partners and other funding sources also could materially adversely affect its business and GreenSky’s ability to grow. GreenSky markets its program to banks and other funding sources on the basis of the risk-adjusted yields available to them and geographic diversity of the loans originated through the GreenSky® Program, as well as the absence of significant upfront and ongoing costs and the general attractiveness of the consumers that use the GreenSky® Program. Bank Partners and other investors have alternative sources for attractive, if not similar, loans, including, for Bank Partners, internal loan generation, and they could elect to originate or invest in loans through those alternatives rather than through the GreenSky® Program. Based upon current commitment levels, GreenSky’s four largest ongoing Bank Partners are BMO Harris Bank, Fifth Third Bank, Truist Bank and Synovus Bank. As of September 30, 2020, they provided approximately 80% of the overall commitments to originate loans through the GreenSky® Program. If any of GreenSky’s larger Bank Partners, or a substantial number of its smaller Bank Partners, were to suspend, limit or otherwise terminate their relationships with us, it could have a material adverse effect on GreenSky’s business. If GreenSky needs to enter into arrangements with a different bank to replace a Bank Partner, GreenSky may not be able to negotiate a comparable alternative arrangement.

5 A large percentage of GreenSky’s revenue is concentrated with its top ten Program Merchants, and the loss of a significant Program Merchant could have a negative impact on GreenSky’s operating results. GreenSky’s top ten Program Merchants (including certain groups of affiliated Program Merchants) accounted for an aggregate of 26% of GreenSky’s total revenue during the nine months ended September 30, 2020. The Home Depot, Inc. is GreenSky’s most significant single Program Merchant and represented approximately 4% of total revenue during the nine months ended September 30, 2020. In addition, affiliates of Renewal by Andersen, GreenSky’s largest Merchant Sponsor, represented together approximately 20% of total revenue during the nine months ended September 30, 2020. GreenSky’s agreement with Renewal by Andersen provides that Renewal by Andersen will promote the GreenSky® Program through notifying its dealers of the availability of the GreenSky® Program and providing them ancillary materials. Both parties have the right to terminate the agreement generally upon 90-days’ notice. If Renewal by Andersen terminates the agreement, Renewal by Andersen dealers would not be obligated to terminate their participation in the GreenSky® Program, although they could choose to do so. GreenSky expects to have significant concentration in GreenSky’s largest Program Merchant relationships for the foreseeable future. In the event that (i) The Home Depot, Inc. or one or more of GreenSky’s other significant Program Merchants, or groups of Program Merchants, or (ii) Renewal by Andersen or one or more of GreenSky’s other significant Merchant Sponsors, and their dealers, terminate their relationships with us, or elect to utilize an alternative source for financing, the number of loans originated through the GreenSky® Program could decline, which would materially adversely affect GreenSky’s business and, in turn, GreenSky’s revenue. GreenSky’s results depend, to a significant extent, on the active and effective promotion and support of the GreenSky® Program by GreenSky’s Merchant Sponsors and Program Merchants. GreenSky’s success depends on the active and effective promotion of the GreenSky® Program by GreenSky’s Merchant Sponsors to their network of Program Merchants and by GreenSky’s Program Merchants to their customers. GreenSky relies on its Merchant Sponsors, including large franchisors within different home improvement industry sub-verticals, to promote the GreenSky® Program within their networks of Program Merchants. A majority of GreenSky’s active Program Merchants are affiliated with Merchant Sponsors. Although GreenSky’s Merchant Sponsors generally are under no obligation to promote the GreenSky® Program, many do so through direct mail, email campaigns and trade shows. The failure by GreenSky’s Merchant Sponsors to effectively promote and support the GreenSky® Program would have a material adverse effect on the rate at which GreenSky acquires new Program Merchants and the cost thereof. GreenSky also depends on its Program Merchants, which generally accept most major credit cards and other forms of payment, to promote the GreenSky® Program, to integrate the GreenSky® Program into their business, and to educate their sales associates about the benefits of the GreenSky® Program so that their sales associates encourage customers to apply for and use GreenSky’s services. GreenSky’s relationship with GreenSky’s Program Merchants, however, generally is non-exclusive, and GreenSky does not have, or utilize, any recourse against Program Merchants when they do not promote the GreenSky® Program. The failure by GreenSky’s Program Merchants to effectively promote and support the GreenSky® Program would have a material adverse effect on GreenSky’s business. If GreenSky’s Program Merchants fail to fulfill their obligations to consumers or comply with applicable law, GreenSky could incur remediation costs or loans could become uncollectible. Although GreenSky’s Program Merchants are obligated to fulfill their contractual commitments to consumers and to comply with applicable law, from time to time they might not, or a consumer might allege that they did not. This, in turn, could result in claims against the Bank Partners (or, with respect to a Pooled Receivable, against the Origination Partner as the owner of the Loan, GreenSky or the Grantor Trust as the holder of a 100% economic participation in the Loan or as the owner of the Loan following an Elevation) or in a Loan being uncollectible. In those cases, GreenSky may decide that it is beneficial to remediate the situation, either through assisting the consumers to get a refund, working with its Bank Partners to modify the terms of the loan (including the terms of a Pooled Receivable) or reducing the amount due, making a payment to the consumer or otherwise. In addition, for SPV Participations or other loan receivables held for sale, GreenSky may have additional risk for the period of time that GreenSky, or its SPV, owns such participations. Historically, the cost of remediation has not been material to GreenSky’s business, but it could be in the future. If Loans become uncollectible, are modified or if the amount due is reduced, this may

6 cause the pool of Loans to perform worse than expected, and may accordingly adversely affect the performance of the Notes. GreenSky has been in the past and may in the future be subject to federal and state regulatory inquiries regarding GreenSky’s business. GreenSky has, from time to time in the normal course of GreenSky’s business, received, and may in the future receive or be subject to, inquiries or investigations by state and federal regulatory agencies and bodies such as the CFPB, state attorneys general, state financial regulatory agencies, and other state or federal agencies or bodies regarding the GreenSky® Program, including the origination and servicing of consumer loans, practices by Program Merchants or other third parties, and licensing and registration requirements. In connection with one of these matters, the staff of the CFPB has recently informed GreenSky that, unless the parties are able to reach a settlement, the CFPB intends to bring an enforcement action relating to certain of GreenSky’s policies, procedures and processes, including loan origination processes. Although GreenSky has carefully reviewed the issues raised by the staff and does not believe that enforcement action is warranted, the staff has proposed terms for a possible settlement of the matter and the parties are actively engaged in settlement discussions. No assurance is given regarding the outcome of this matter, which could result in injunctive action, a civil monetary penalty, and customer remediation, including remediation, such as refunds or loan cancellation, for which the cost may be borne by the Grantor Trust in whole or in part. GreenSky does not believe that the outcome of this matter will materially affect the operation of the GreenSky® Program. The GreenSky Back-to-Back Party will represent and warrant that each Participation (or the related Loan) satisfies the GreenSky Eligibility Criteria as of the Closing Date (or, as applicable, the GreenSky Sale Date). To the extent any such representations and warranties are breached (and any related cure period has expired), the Seller will be required to repurchase the related Pooled Receivable from the Grantor Trust at the Breach Purchase Price; provided that, the Seller will only be obligated to repurchase such Pooled Receivable if it receives the Purchase Event Price from the GreenSky Back-to-Back Party pursuant to the Recognition Agreement, although the Seller may elect to make such repurchase in its sole discretion. The GreenSky Eligibility Criteria include representations regarding the origination of the Loans and may cover circumstances in which the Grantor Trust would bear the cost, in whole or in part, of any customer remediation. No assurance is given that the GreenSky Eligibility Criteria would cover any or all such circumstances or that the Seller and the GreenSky Back-to-Back Party will fulfill their respective obligations in the event of a required repurchase of the related Pooled Receivables. In addition, GreenSky has entered into regulatory agreements with state agencies regarding issues including Program Merchant conduct and oversight and loan pricing and may enter into similar agreements in the future. GreenSky has also received inquiries from state regulatory agencies regarding requirements to obtain licenses from or register with those states, including in states where GreenSky has determined that GreenSky is not required to obtain such a license or be registered with the state, and GreenSky expects to continue to receive such inquiries. Any such inquiries or investigations could involve substantial time and expense to analyze and respond to, could divert management’s attention and other resources from running GreenSky’s business, and could lead to public enforcement actions or lawsuits and fines, penalties, injunctive relief, and the need to obtain additional licenses that GreenSky does not currently possess. GreenSky’s involvement in any such matters, whether tangential or otherwise and even if the matters are ultimately determined in GreenSky’s favor, could also cause significant harm to GreenSky’s reputation, lead to additional investigations and enforcement actions from other agencies or litigants, and further divert management attention and resources from the operation of GreenSky’s business. As a result, the outcome of legal and regulatory actions arising out of any state or federal inquiries GreenSky receives could be material to GreenSky’s business, results of operations, financial condition and cash flows and could have a material adverse effect on GreenSky’s business, financial condition or results of operations, which could in turn adversely affect its abilities to perform its obligations under the Recognition Agreement or the Loan Servicing Agreement. GreenSky’s inability to perform it obligations under the Recognition Agreement or the Loan Servicing Agreement could adversely the Notes. Prior to the COVID-19 pandemic, GreenSky experienced rapid growth, which if again experienced may be difficult to sustain and may place significant demands on its operational, administrative and financial resources. Prior to the COVID-19 pandemic, GreenSky experienced rapid growth which caused significant demands on GreenSky’s operational, marketing, compliance and accounting infrastructure, and resulted in increased expenses. GreenSky expects to again experience rapid growth after the COVID-19 pandemic. In addition, GreenSky is required

7 to continuously develop and adapt its systems and infrastructure in response to the increasing sophistication of the consumer finance market and regulatory developments relating to its existing and projected business activities and those of its Bank Partners. GreenSky’s future growth will depend, among other things, on its ability to maintain an operating platform and management system sufficient to address its growth and will require GreenSky to incur significant additional expenses and to commit additional senior management and operation resources. As a result of GreenSky’s growth, it faces significant challenges in: • securing commitments from its existing and new Bank Partners and other funding sources to provide loans to customers of its Program Merchants and securing commitments from other funding sources; • maintaining existing and developing new relationships with Program Merchants and Merchant Sponsors; • maintaining adequate financial, business and risk controls; • implementing new or updated information and financial and risk controls and procedures; • training, managing and appropriately sizing its workforce and other components of its business on a timely and cost-effective basis; • navigating complex and evolving regulatory and competitive environments; • securing funding (including credit facilities and/or equity capital) to maintain GreenSky’s operations and future growth; • increasing the number of borrowers in, and the volume of loans facilitated through, the GreenSky® Program; • expanding within existing markets; • entering into new markets and introducing new solutions; • continuing to revise GreenSky’s proprietary credit decisioning models; • continuing to develop, maintain and scale the GreenSky® Program; • effectively using limited personnel and technology resources; • maintaining the security of the GreenSky® Program and the confidentiality of the information (including personally identifiable information) provided and utilized across the GreenSky® Program; and • attracting, integrating and retaining an appropriate number of qualified employees. GreenSky may not be able to manage its expanding operations effectively, and any failure to do so could adversely affect its ability to generate revenue and control its expenses. If GreenSky experiences negative publicity, it may lose the confidence of its Bank Partners, merchants and consumers who use the GreenSky® Program and its business and the market value and liquidity of the Notes may suffer.

8 Reputational risk, or the risk to GreenSky from negative publicity or public opinion, is inherent to GreenSky’s business. Recently, consumer financial services companies have been experiencing increased reputational harm as consumers and regulators take issue with certain of their practices and judgments, including, for example, fair lending, credit reporting accuracy, lending to members of the military, state licensing (for lenders, servicers and money transmitters) and debt collection. Maintaining a positive reputation is critical to GreenSky’s ability to attract and retain Bank Partners, Program Merchants, consumers, investors and employees. Negative public opinion can arise from many sources, including actual or alleged misconduct, errors or improper business practices by employees, Bank Partners, Program Merchants, outsourced service providers or other counterparties; litigation or regulatory actions; failure by GreenSky, its Bank Partners, or Program Merchants to meet minimum standards of service and quality; inadequate protection of consumer information; failure of Program Merchants to adhere to the terms of the GreenSky® Program Account Agreements or other contractual arrangements or standards; compliance failures; and media coverage, whether accurate or not. Negative public opinion could diminish the value of GreenSky’s brand and adversely affect GreenSky’s ability to attract and retain Bank Partners, Program Merchants and consumers, as a result of which GreenSky’s results of operations may be materially harmed and GreenSky could be exposed to litigation and regulatory action. Increases in loan delinquencies and default rates in the GreenSky® Program could cause GreenSky to lose amounts it placed in escrow and may require GreenSky to deploy resources to enhance GreenSky’s collections and default servicing capabilities, which could adversely affect GreenSky’s ability to maintain loan volumes and could affect GreenSky’s ability to pursue or close alternative funding structures. Loans funded by Bank Partners generally are not secured by collateral, are not guaranteed or insured by any third party and are not backed by any governmental authority in any way, which limits the ability of GreenSky’s Bank Partners to collect on loans if a borrower is unwilling or unable to repay. A borrower’s ability to repay can be negatively impacted by increases in the borrower’s payment obligations to other lenders under home, credit card and other loans; loss of employment or other sources of income; adverse health conditions; or for other reasons. Changes in a borrower’s ability to repay loans made by GreenSky’s Bank Partners also could result from increases in base lending rates or structured increases in payment obligations. While consumers using the GreenSky® Program to date have had high average credit scores, GreenSky may enter into new industry verticals in which consumers have lower average credit scores, leading to potentially higher rates of defaults. Should delinquencies and default rates increase, GreenSky will need to expand GreenSky’s collections and default servicing capabilities, which will require skills and resources that GreenSky currently may not have. This will result in higher costs due to the time and effort required to collect payments from delinquent borrowers. While GreenSky is not generally responsible to its Bank Partners for defaults by customers, GreenSky has agreed with each of GreenSky’s Bank Partners to fund an escrow in order to provide the Bank Partners limited protection against credit losses. No such protection against credit losses exists with respect to the Loans owned by the Grantor Trust. If credit losses increase, GreenSky could lose a portion, or all, of these escrowed funds, which would have an adverse effect on GreenSky’s business. Because the agreements GreenSky has with its Bank Partners are of short duration and because its Bank Partners generally may terminate their agreements or reduce their commitments to provide loans if credit losses increase, the overall volume of GreenSky® Program loans may decrease in the event of higher default rates. In addition, in certain limited circumstances, GreenSky’s Bank Partners may terminate the agreements under which GreenSky services their loan portfolios, in which case GreenSky will suffer a decrease in GreenSky’s revenues from loan servicing. In addition, an increase in delinquencies and default rates would have an adverse effect on GreenSky’s ability to pursue, or the terms of, alternative funding structures with institutional investors, financial institutions and other sources, because of the reduced returns that would be expected as a result of such increase. GreenSky owns participations in certain loans originated through the GreenSky® Program, and the non- performance, or even significant underperformance, of those participations would adversely affect GreenSky’s business.

9 GreenSky holds participations in certain loans originated by its Bank Partners, including (prior to the sale to the _____ Purchaser) the Participations included in this transaction. In order to facilitate alternative funding structures, in May 2020, GreenSky’s special purpose vehicle, which GreenSky refers to as the “SPV,” established an asset-backed revolving credit facility with JPMorgan Chase Bank, N.A. to finance purchases by the SPV of participation interests in loans originated through the GreenSky® Program (the “SPV Facility”). GreenSky refers to participations owned by the SPV as “SPV Participations” (which, for the avoidance of doubt, does not include any of the Participations owned by the Grantor Trust). The SPV has conducted periodic sales of the SPV Participations to third parties and plans to conduct additional periodic sales of the SPV Participations or issue asset-backed securities to third parties, which sales and issuances will allow additional purchases of participations to be financed through the SPV Facility. In the future, GreenSky may form other special purpose vehicles for similar purposes. The SPV and any such other special purpose vehicles may not be able to conduct such sales or issuances in a timely manner or at expected prices, if at all. In addition, GreenSky issues commitments to purchase loan participations from time to time to a Bank Partner as part of GreenSky’s facilitation of loan participation sales to third parties. If GreenSky is not able to find third-party purchasers for loan participations that it owns or that it has a commitment to purchase, it will bear the entire credit risk of such loan participations. Furthermore, in this event, GreenSky’s ability to finance additional purchases of participations through the SPV Facility would be limited. This could have a material adverse effect on GreenSky’s business, financial position, results of operations and cash flows. GreenSky also hold participations in certain research and development loans, which GreenSky refers to as “R&D Participations.” Generally, GreenSky holds R&D Participations that GreenSky purchases from an originating Bank Partner with the intent to hold the R&D Participations only for a short period of time before GreenSky can transfer the R&D Participations to a Bank Partner following its determination to purchase the R&D Participations, which a Bank Partner might do in connection with an expansion of its credit policy. GreenSky’s objective is to hold these R&D Participations only until GreenSky has enough experience with the particular products or industry verticals for GreenSky’s Bank Partners to purchase the R&D Participations. GreenSky’s Bank Partners may not purchase the R&D Participations. As of September 30, 2020, GreenSky had $543.3 million in loan receivables held for sale, net. During the period that GreenSky owns such loan receivables (which, for the avoidance of doubt, excludes the Participations at the time they are held by the Grantor Trust), GreenSky bears the entire credit risk in the event that borrowers default. In addition, GreenSky is obligated to purchase from its Bank Partners any loans that were approved in error or otherwise involved customer or Program Merchant fraud, though GreenSky is not obligated to purchase from the related Bank Partner any loan with respect to which such Bank Partner has sold a participation. However, pursuant to the Recognition Agreement, the GreenSky Back-to-Back Party is obligated to purchase Pooled Receivables from the Seller which the Seller is required to repurchase from the Grantor Trust in the event that the underlying Loans were the subject of fraud. GreenSky’s ownership of loan receivables also requires it to commit or obtain corresponding funding. In addition, non-performance, or even significant underperformance, of the loan receivables held for sale that GreenSky owns could have a materially adverse effect on GreenSky’s business, including, with respect to the SPV Participations, an inability to repay obligations owed by the SPV under the SPV Facility. GreenSky is subject to certain additional risks in connection with promotional financing offered through the GreenSky® Program. Many of the loans originated under the GreenSky® Program or by the Origination Partner provide promotional financing in the form of low or deferred interest. When a deferred interest loan is paid in full prior to the end of the promotional period (typically six to 24 months), any interest that has been billed on the loan by the Bank Partner to the consumer is reversed, which triggers an obligation on GreenSky’s part to make a payment to the Bank Partner that made the loan in order to fully offset the reversal (each event, a finance charge reversal or “FCR”). GreenSky records a FCR liability on its balance sheet for interest billed during the promotional period that is expected to be reversed prior to the end of such period. If the rate at which deferred interest loans are paid in full prior to the end of the promotional period increases, resulting in increased payments by GreenSky to its Bank Partners, it would adversely affect GreenSky’s business.

10 Further, deferred interest loans are subject to enhanced regulatory scrutiny as a result of abusive marketing practices by some lenders, and the CFPB has initiated enforcement actions against both lenders and servicers alleging that they have engaged in unfair, deceptive or abusive acts or practices because of lack of clarity in disclosures with respect to such loans. Such scrutiny could reduce the attractiveness to consumers of deferred interest loans or result in a general unwillingness on the part of GreenSky’s Bank Partners to make deferred interest loans. A reduction in the dollar volume of deferred interest loans offered through the GreenSky® Program would adversely affect GreenSky’s business. GreenSky’s vendor relationships subject it to a variety of risks, and the failure of third parties to comply with legal or regulatory requirements or to provide various services that are important to GreenSky’s operations could have an adverse effect on its business. GreenSky has significant vendors that, among other things, provide it with financial, technology and other services to support GreenSky’s loan servicing and other activities, including, for example, credit ratings and reporting, cloud-based data storage and other IT solutions, and payment processing. The CFPB has issued guidance stating that institutions under its supervision may be held responsible for the actions of the companies with which they contract. Accordingly, GreenSky could be adversely impacted to the extent its vendors fail to comply with the legal requirements applicable to the particular products or services being offered. In some cases, third-party vendors are the sole source, or one of a limited number of sources, of the services they provide to GreenSky. Most of GreenSky’s vendor agreements are terminable on little or no notice, and if GreenSky’s current vendors were to stop providing services to GreenSky on acceptable terms, GreenSky may be unable to procure alternatives from other vendors in a timely and efficient manner and on acceptable terms (or at all). If any third-party vendor fails to provide the services GreenSky requires, fails to meet contractual requirements (including compliance with applicable laws and regulations), fails to maintain adequate data privacy and electronic security systems, or suffers a cyber-attack or other security breach, GreenSky could be subject to CFPB, FTC and other regulatory enforcement actions and suffer economic and reputational harm that could have a material adverse effect on GreenSky’s business. Further, GreenSky may incur significant costs to resolve any such disruptions in service, which could adversely affect GreenSky’s business. Litigation, regulatory actions and compliance issues could subject GreenSky to significant fines, penalties, judgments, remediation costs and/or requirements resulting in increased expenses. GreenSky’s business is subject to increased risks of litigation and regulatory actions as a result of a number of factors and from various sources, including as a result of the highly regulated nature of the financial services industry and the focus of state and federal enforcement agencies on the financial services industry. In the ordinary course of business, GreenSky has been named as a defendant in various legal actions, including arbitrations, class actions and other litigation. Generally, this litigation arises from the dissatisfaction of a consumer with the products or services of a Program Merchant; some of this litigation, however, has arisen from other matters, including claims of discrimination, credit reporting and collection practices. Certain of those actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages. From time to time, GreenSky is also involved in, or the subject of, reviews, requests for information, investigations and proceedings (both formal and informal) by state and federal governmental agencies, including banking regulators and the CFPB, regarding GreenSky’s business activities and GreenSky’s qualifications to conduct GreenSky’s business in certain jurisdictions, which could subject GreenSky to significant fines, penalties, obligations to change GreenSky’s business practices and other requirements resulting in increased expenses and diminished earnings. GreenSky’s involvement in any such matter also could cause significant harm to its reputation and divert management attention from the operation of its business, even if the matters are ultimately determined in GreenSky’s favor. GreenSky has in the past chosen to settle (and may in the future choose to settle) certain matters in order to avoid the time and expense of contesting them. Although none of the settlements has been material to GreenSky’s business, in the future, such settlements could have a material adverse effect on GreenSky’s business. Moreover, any settlement, or any consent order or adverse judgment in connection with any formal or informal proceeding or investigation by a government agency, may prompt litigation or additional investigations or proceedings as other litigants or other government agencies begin independent reviews of the same activities.

11 In addition, a number of participants in the consumer finance industry have been the subject of putative class action lawsuits; state attorney general actions and other state regulatory actions; federal regulatory enforcement actions, including actions relating to alleged unfair, deceptive or abusive acts or practices; violations of state licensing and lending laws, including state usury laws; actions alleging discrimination on the basis of race, ethnicity, gender or other prohibited bases; and allegations of noncompliance with various state and federal laws and regulations relating to originating and servicing consumer finance loans. The current regulatory environment, increased regulatory compliance efforts and enhanced regulatory enforcement have resulted in significant operational and compliance costs and may prevent GreenSky from providing certain products and services. These regulatory matters or other factors could, in the future, affect how GreenSky conducts its business and, in turn, have a material adverse effect on its business. In particular, legal proceedings brought under state consumer protection statutes or under several of the various federal consumer financial services statutes subject to the jurisdiction of the CFPB may result in a separate fine for each violation of the statute, which, particularly in the case of class action lawsuits, could result in damages substantially in excess of the amounts GreenSky earned from the underlying activities. GreenSky contests its liability and the amount of damages, as appropriate, in each pending matter. The outcome of pending and future matters could be material to GreenSky’s results of operations, financial condition and cash flows, and could materially adversely affect GreenSky’s business. In addition, from time to time, through GreenSky’s operational and compliance controls, GreenSky identifies compliance issues that require GreenSky to make operational changes and, depending on the nature of the issue, result in financial remediation to impacted customers. These self-identified issues and voluntary remediation payments could be significant, depending on the issue and the number of customers impacted, and also could generate litigation or regulatory investigations that subject GreenSky to additional risk. Regulatory agencies and consumer advocacy groups are becoming more aggressive in asserting “disparate impact” claims. Antidiscrimination statutes, such as the Equal Credit Opportunity Act (the “ECOA”), prohibit creditors from discriminating against loan applicants and borrowers based on certain characteristics, such as race, religion and national origin. Various federal regulatory agencies and departments, including the U.S. Department of Justice (“DOJ”) and CFPB, take the position that these laws prohibit not only intentional discrimination, but also neutral practices that have a “disparate impact” on a group and that are not justified by a business necessity. These regulatory agencies, as well as consumer advocacy groups and plaintiffs’ attorneys, are focusing greater attention on “disparate impact” claims. To the extent that the “disparate impact” theory continues to apply, GreenSky may face significant administrative burdens in attempting to identify and eliminate neutral practices that do have “disparate impact.” The ability to identify and eliminate neutral practices that have “disparate impact” is complicated by the fact that often it is a Program Merchant, over which GreenSky has limited control, that implement GreenSky’s practices. In addition, GreenSky faces the risk that one or more of the variables included in the GreenSky® Program’s loan decisioning model may be invalidated under the disparate impact test, which would require GreenSky to revise the loan decisioning model in a manner that might generate lower approval rates or higher credit losses. In addition to reputational harm, violations of the ECOA can result in actual damages, punitive damages, injunctive or equitable relief, attorneys’ fees and civil money penalties. Fraudulent activity could negatively impact GreenSky’s business and could cause its Bank Partners to be less willing to originate loans as part of the GreenSky® Program. Fraud is prevalent in the financial services industry and is likely to increase as perpetrators become more sophisticated. GreenSky is subject to the risk of fraudulent activity associated with GreenSky’s Program Merchants, their customers and third parties handling customer information. GreenSky’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. The level of GreenSky’s fraud charge-offs could increase and GreenSky’s results of operations could be materially adversely affected if fraudulent activity were to significantly increase. High profile fraudulent activity also could negatively impact GreenSky’s brand and reputation, which could negatively impact the use of its services and products. In addition, significant increases in

12 fraudulent activity could lead to regulatory intervention, which could increase GreenSky’s costs and also negatively impact GreenSky’s business. Misconduct and errors by GreenSky employees and third-party service providers could harm GreenSky’s business and reputation. GreenSky is exposed to many types of operational risks, including the risk of misconduct and errors by its employees and other third-party service providers. GreenSky’s business depends on its employees and third-party service providers to facilitate the operation of GreenSky’s business, and if any of its employees or third-party service providers provide unsatisfactory service or take, convert or misuse funds, documents or data or fail to follow protocol when interacting with Bank Partners, Merchant Sponsors and Program Merchants, the number of loans originated through the GreenSky® Program could decline, GreenSky could be liable for damages and GreenSky could be subject to complaints, regulatory actions and penalties. While GreenSky has internal procedures and oversight functions to protect it against this risk, GreenSky also could be perceived to have facilitated or participated in the illegal misappropriation of funds, documents or data, or the failure to follow protocol, and therefore be subject to civil or criminal liability. Any of these occurrences could result in GreenSky’s diminished ability to operate GreenSky’s business, potential liability, inability to attract future Bank Partners, other funding sources, Merchant Sponsors, Program Merchants and consumers, reputational damage, regulatory intervention and financial harm, which could negatively impact GreenSky’s business, financial condition and results of operations. Cyber-attacks and other security breaches could have an adverse effect on GreenSky’s business. In the normal course of GreenSky’s business, GreenSky collects, processes and retains sensitive and confidential information regarding GreenSky’s Bank Partners, GreenSky’s Program Merchants and consumers. GreenSky also has arrangements in place with certain of its third-party service providers that require it to share consumer information. Although GreenSky devotes significant resources and management focus to ensuring the integrity of its systems through information security and business continuity programs, GreenSky’s facilities and systems, and those of its Bank Partners, Program Merchants and third-party service providers, are vulnerable to external or internal security breaches, acts of vandalism, computer viruses, misplaced or lost data, programming or human errors, and other similar events. GreenSky’s, its Bank Partners, Program Merchants and third-party service providers have experienced all of these events in the past and expect to continue to experience them in the future. GreenSky also faces security threats from malicious third parties that could obtain unauthorized access to GreenSky’s systems and networks, which threats GreenSky anticipate will continue to grow in scope and complexity over time. These events could interrupt GreenSky’s business or operations, result in significant legal and financial exposure, supervisory liability, damage to GreenSky’s reputation and a loss of confidence in the security of GreenSky’s systems, products and services. Although the impact to date from these events has not had a material adverse effect on GreenSky, this may not be the case in the future. Information security risks in the financial services industry have increased recently, in part because of new technologies, the use of the internet and telecommunications technologies (including mobile devices) to conduct financial and other business transactions and the increased sophistication and activities of organized criminals, perpetrators of fraud, hackers, terrorists and others. In addition to cyber-attacks and other security breaches involving the theft of sensitive and confidential information, hackers recently have engaged in attacks that are designed to disrupt key business services, such as consumer-facing websites. GreenSky may not be able to anticipate or implement effective preventive measures against all security breaches of these types, especially because the techniques used change frequently and because attacks can originate from a wide variety of sources. GreenSky employ detection and response mechanisms designed to contain and mitigate security incidents. Nonetheless, early detection efforts may be thwarted by sophisticated attacks and malware designed to avoid detection. GreenSky also may fail to detect the existence of a security breach related to the information of GreenSky’s Bank Partners, Program Merchants and consumers that GreenSky retain as part of GreenSky’s business and may be unable to prevent unauthorized access to that information.

13 GreenSky also faces risks related to cyber-attacks and other security breaches that typically involve the transmission of sensitive information regarding borrowers through various third parties, including GreenSky’s Bank Partners, GreenSky’s Program Merchants and data processors. Some of these parties have in the past been the target of security breaches and cyber-attacks. Because GreenSky does not control these third parties or oversee the security of their systems, future security breaches or cyber-attacks affecting any of these third parties could impact GreenSky through no fault of GreenSky’s own, and in some cases GreenSky may have exposure and suffer losses for breaches or attacks relating to them. While GreenSky regularly conduct security assessments of significant third-party service providers, GreenSky’s third-party information security protocols may not be sufficient to withstand a cyber-attack or other security breach. The access by unauthorized persons to, or the improper disclosure by GreenSky of, confidential information regarding GreenSky® Program customers or GreenSky’s own proprietary information, software, methodologies and business secrets could interrupt GreenSky’s business or operations, result in significant legal and financial exposure, supervisory liability, damage to GreenSky’s reputation or a loss of confidence in the security of GreenSky’s systems, products and services, all of which could have a material adverse impact on GreenSky’s business. In addition, there recently have been a number of well-publicized attacks or breaches affecting companies in the financial services industry that have heightened concern by consumers, which could also intensify regulatory focus, cause users to lose trust in the security of the industry in general and result in reduced use of GreenSky’s services and increased costs, all of which could also have a material adverse effect on GreenSky’s business. Furthermore, in light of the COVID-19 Outbreak, GreenSky has directed most of its personnel to work remotely and it has restricted on-site staff to those personnel and contractors who perform essential activities that must be completed on-site. This new working environment could increase its cyber-security risk, create data accessibility concerns, and make GreenSky more susceptible to communication disruptions, any of which could adversely impact its business operations. GreenSky continues to implement physical and cyber-security measures to ensure that its systems remain functional in order to serve its operational needs with a remote workforce and prevent disruptions to its business. Disruptions in the operation of GreenSky’s computer systems and third-party data centers could have an adverse effect on GreenSky’s business and ability to service the Loans. GreenSky’s ability to deliver products and services to GreenSky’s Bank Partners and Program Merchants, service loans made by GreenSky’s Bank Partners, including the Loans, and otherwise operate GreenSky’s business and comply with applicable laws depends on the efficient and uninterrupted operation of GreenSky’s computer systems and third-party data centers, as well as those of GreenSky’s Bank Partners, Program Merchants and third- party service providers. These computer systems and third-party data centers may encounter service interruptions at any time due to system or software failure, natural disasters, severe weather conditions, health pandemics, terrorist attacks, cyber- attacks or other events. Any of such catastrophes could have a negative effect on GreenSky’s business and technology infrastructure (including GreenSky’s computer network systems), on GreenSky’s Bank Partners and Program Merchants and on consumers. Catastrophic events also could prevent or make it more difficult for customers to travel to GreenSky’s Program Merchants’ locations to shop, thereby negatively impacting consumer spending in the affected regions (or in severe cases, nationally), and could interrupt or disable local or national communications networks, including the payment systems network, which could prevent customers from making purchases or payments (temporarily or over an extended period). These events also could impair the ability of third parties to provide critical services to GreenSky. All of these adverse effects of catastrophic events could result in a decrease in the use of GreenSky’s solution and payments to GreenSky, which could have a material adverse effect on GreenSky’s business and its ability to service the Loans or reduce collections on the Loans. In addition, the implementation of technology changes and upgrades to maintain current and integrate new systems may cause service interruptions, transaction processing errors or system conversion delays and may cause GreenSky to fail to comply with applicable laws, all of which could have a material adverse effect on GreenSky’s business and its ability to service the Loans. GreenSky expects that new technologies and business processes applicable to the consumer financial services industry will continue to emerge and that these new technologies and business processes may be better than those GreenSky currently uses. GreenSky may not be able to successfully adopt

14 new technology as critical systems and applications become obsolete and better ones become available. A failure to maintain and/or improve current technology and business processes could cause disruptions in GreenSky’s operations or cause GreenSky’s solution to be less competitive, all of which could have a material adverse effect on GreenSky’s business and its ability to service the Loans or reduce collections on the Loans. In addition, any failure of the Loan Servicer’s systems due to any of these causes or other unforeseen events, if it is not supported by the Loan Servicer’s disaster recovery plan, could cause an interruption in operations and result in reduced collections of the Loans. GreenSky depends on the accuracy and completeness of information about customers of GreenSky’s Program Merchants, and any misrepresented information could adversely affect GreenSky’s business. In evaluating loan applicants, GreenSky relies on information furnished to GreenSky by or on behalf of customers of GreenSky’s Program Merchants, including credit, identification, employment and other relevant information. Some of the information regarding customers provided to GreenSky is used in its proprietary credit decisioning models, which GreenSky uses to determine whether an application meets the applicable underwriting criteria. GreenSky relies on the accuracy and completeness of that information. Not all customer information is independently verified. As a result, GreenSky relies on the accuracy and completeness of the information it is provided by consumers. If any of the information that is considered in the loan review process is inaccurate, whether intentional or not, and such inaccuracy is not detected prior to loan funding, the loan may have a greater risk of default than expected. Additionally, there is a risk that, following the date of the credit report that GreenSky obtains and reviews, a customer may have defaulted or become delinquent in the payment of, a pre-existing debt obligation, taken on additional debt, lost his or her job or other sources of income, or experienced other adverse financial events. Where an inaccuracy constitutes fraud or otherwise causes GreenSky to incorrectly conclude that a loan meets the applicable underwriting criteria, GreenSky generally bears the risk of loss associated with the inaccuracy for the Bank Partner, other than to the extent the Origination Partner has sold a participation in the loan (as is the case with the Loans). However, pursuant to the Recognition Agreement, the GreenSky Back-to- Back Party is obligated to purchase Pooled Receivables in the event that the Loans were the subject of fraud. Any significant increase in inaccuracies or resulting increases in losses would adversely affect GreenSky’s business, and, if applicable to the Loans, could adversely affect the performance of the Loans. GreenSky relies extensively on models in managing many aspects of GreenSky’s business. Any inaccuracies or errors in GreenSky’s models could have an adverse effect on GreenSky’s business. In assisting GreenSky’s Bank Partners and Program Merchants with the design of the products that are offered by the GreenSky® Program, GreenSky makes assumptions about various matters, including repayment timing and default rates, and then utilizes GreenSky’s proprietary modeling to analyze and forecast the performance and profitability of the products. GreenSky’s assumptions may be inaccurate and GreenSky’s models may not be as predictive as expected for many reasons, including that they often involve matters that are inherently difficult to predict and beyond GreenSky’s control (e.g., macroeconomic conditions) and that they often involve complex interactions between a number of dependent and independent variables and factors. Any significant inaccuracies or errors in GreenSky’s assumptions could negatively impact the profitability of the products that are offered by the GreenSky® Program, as well as the profitability of GreenSky’s business. The consumer finance and payments industry is highly competitive and is likely to become more competitive, and GreenSky’s inability to compete successfully or maintain or improve GreenSky’s market share and margins could adversely affect GreenSky’s business. GreenSky’s success depends on GreenSky’s ability to generate usage of the GreenSky® Program. The consumer financial services industry is highly competitive and increasingly dynamic as emerging technologies continue to enter the marketplace. Technological advances and heightened e-commerce activities have increased consumers’ accessibility to products and services, which has intensified the desirability of offering loans to consumers through digital-based solutions. In addition, because many of GreenSky’s competitors are large financial institutions that own the loans that they originate, they have certain revenue opportunities not available to GreenSky. GreenSky faces competition in areas such as compliance capabilities, financing terms, promotional offerings, fees, approval

15 rates, speed and simplicity of loan origination, ease-of-use, marketing expertise, service levels, products and services, technological capabilities and integration, customer service, brand and reputation. Many of GreenSky’s competitors are substantially larger than GreenSky is, which may give those competitors advantages GreenSky does not have, such as a more diversified product and customer base, the ability to reach more customers and potential customers, operational efficiencies, more versatile technology platforms, broad-based local distribution capabilities, and lower- cost funding. Commercial banks and savings institutions also may have significantly greater access to consumers given their deposit-taking and other services. GreenSky’s existing and potential competitors may decide to modify their pricing and business models to compete more directly with GreenSky’s model. Any reduction in usage of the GreenSky® Program, or a reduction in the lifetime profitability of loans under the GreenSky® Program in an effort to attract or retain business, could reduce GreenSky’s revenues and earnings. If GreenSky is unable to compete effectively for Program Merchants and customer usage, GreenSky’s business could be materially adversely affected. GreenSky’s revenue is impacted, to a significant extent, by the general economy and the financial performance of GreenSky’s Program Merchants. GreenSky’s business, the consumer financial services industry and GreenSky’s Program Merchants’ businesses are sensitive to macroeconomic conditions. Economic factors such as interest rates, changes in monetary and related policies, market volatility, consumer confidence and unemployment rates are among the most significant factors that impact consumer spending behavior. Weak economic conditions or a significant deterioration in economic conditions reduce the amount of disposable income consumers have, which in turn reduces consumer spending and the willingness of qualified borrowers to take out loans. Such conditions are also likely to affect the ability and willingness of borrowers to pay amounts owed to GreenSky’s Bank Partners, each of which would have a material adverse effect on GreenSky’s business and the collectability of the Loans. The generation of new loans through the GreenSky® Program, and the transaction fees and other fee income to GreenSky associated with such loans, is dependent upon sales of products and services by GreenSky’s Program Merchants. GreenSky’s Program Merchants’ sales may decrease or fail to increase as a result of factors outside of their control, such as the macroeconomic conditions referenced above, or business conditions affecting a particular Program Merchant, industry vertical or region. Weak economic conditions also could extend the length of GreenSky’s Program Merchants’ sales cycle and cause customers to delay making (or not make) purchases of GreenSky’s Program Merchants’ products and services. The decline of sales by GreenSky’s Program Merchants for any reason will generally result in lower credit sales and, therefore, lower loan volume and associated fee income for GreenSky. This risk is particularly acute with respect to GreenSky’s largest Program Merchants that account for a significant amount of GreenSky’s revenue. In addition, if a Program Merchant closes some or all of its locations or becomes subject to a voluntary or involuntary bankruptcy proceeding (or if there is a perception that it may become subject to a bankruptcy proceeding), GreenSky® Program borrowers may have less incentive to pay their outstanding balances to GreenSky’s Bank Partners, which could result in higher charge-off rates than anticipated. Moreover, if the financial condition of a Program Merchant deteriorates significantly or a Program Merchant becomes subject to a bankruptcy proceeding, GreenSky may not be able to recover amounts due to GreenSky from the Program Merchant. Because GreenSky’s business is heavily concentrated on consumer lending and payments in the U.S. home improvement industry, GreenSky’s results are more susceptible to fluctuations in that market than the results of a more diversified company would be. GreenSky’s business currently is heavily concentrated on consumer lending in the home improvement industry. As a result, GreenSky is more susceptible to fluctuations and risks particular to U.S. consumer credit, real estate and home improvements than a more diversified company would be as well as to factors that may drive the demand for home improvements, such as sales levels of existing homes and the aging of housing stock. GreenSky also is more susceptible to the risks of increased regulations and legal and other regulatory actions that are targeted at consumer credit, the specific consumer credit products that GreenSky’s Bank Partners offer (including promotional financing), real estate and home improvements. GreenSky’s business concentration could have an adverse effect on GreenSky’s business.

16 GreenSky’s business would suffer if GreenSky fails to attract and retain highly skilled employees. GreenSky’s future success will depend on GreenSky’s ability to identify, hire, develop, motivate and retain highly qualified personnel for all areas of GreenSky’s organization, particularly information technology and sales. Trained and experienced personnel are in high demand and may be in short supply. Many of the companies with which GreenSky compete for experienced employees have greater resources than GreenSky do and may be able to offer more attractive terms of employment. In addition, GreenSky invests significant time and expense in training GreenSky’s employees, which increases their value to competitors that may seek to recruit them. GreenSky may not be able to attract, develop and maintain the skilled workforce necessary to operate GreenSky’s business, and labor expenses may increase as a result of a shortage in the supply of qualified personnel. GreenSky may be unable to sufficiently protect GreenSky’s proprietary rights and may encounter disputes from time to time relating to GreenSky’s use of the intellectual property of third parties. GreenSky relies on a combination of trademarks, service marks, copyrights, trade secrets, domain names and agreements with employees and third parties to protect GreenSky’s proprietary rights. On July 28, 2020, the United States Patent and Trademark Office issued GreenSky’s first U.S. patent. Originally filed in 2014, the patent relates to GreenSky’s mobile application process and credit decisioning model. GreenSky also has trademark and service mark registrations and pending applications for additional registrations in the United States. GreenSky also owns the domain name rights for greensky.com, as well as other words and phrases important to GreenSky’s business. Nonetheless, third parties may challenge, invalidate or circumvent GreenSky’s intellectual property, and GreenSky’s intellectual property may not be sufficient to provide GreenSky with a competitive advantage. Despite GreenSky’s efforts to protect these rights, unauthorized third parties may attempt to duplicate or copy the proprietary aspects of GreenSky’s technology and processes. GreenSky’s competitors and other third parties independently may design around or develop similar technology or otherwise duplicate GreenSky’s services or products such that GreenSky could not assert GreenSky’s intellectual property rights against them. In addition, GreenSky’s contractual arrangements may not effectively prevent disclosure of GreenSky’s intellectual property and confidential and proprietary information or provide an adequate remedy in the event of an unauthorized disclosure. Measures in place may not prevent misappropriation or infringement of GreenSky’s intellectual property or proprietary information and the resulting loss of competitive advantage, and GreenSky may be required to litigate to protect GreenSky’s intellectual property and proprietary information from misappropriation or infringement by others, which is expensive, could cause a diversion of resources and may not be successful. GreenSky also may encounter disputes from time to time concerning intellectual property rights of others, and GreenSky may not prevail in these disputes. Third parties may raise claims against GreenSky alleging that it, or consultants or other third parties retained or indemnified by GreenSky, infringe on their intellectual property rights. Some third-party intellectual property rights may be extremely broad, and it may not be possible for GreenSky to conduct GreenSky’s operations in such a way as to avoid all alleged violations of such intellectual property rights. Given the complex, rapidly changing and competitive technological and business environment in which GreenSky operate, and the potential risks and uncertainties of intellectual property-related litigation, an assertion of an infringement claim against GreenSky may cause GreenSky to spend significant amounts to defend the claim, even if GreenSky ultimately prevail, pay significant money damages, lose significant revenues, be prohibited from using the relevant systems, processes, technologies or other intellectual property (temporarily or permanently), cease offering certain products or services, or incur significant license, royalty or technology development expenses. Moreover, it has become common in recent years for individuals and groups to purchase intellectual property assets for the sole purpose of making claims of infringement and attempting to extract settlements from companies such as GreenSky. Even in instances where GreenSky believes that claims and allegations of intellectual property infringement against GreenSky are without merit, defending against such claims is time consuming and expensive and could result in the diversion of time and attention of GreenSky’s management and employees. In addition, although in some cases a third party may have agreed to indemnify GreenSky for such costs, such indemnifying party may refuse or be unable to uphold its contractual obligations. In other cases, GreenSky’s insurance may not cover potential claims of this type adequately or at all, and GreenSky may be required to pay monetary damages, which may be significant.

17 Some aspects of the GreenSky® Program platform include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect GreenSky’s business. Aspects of the GreenSky® Program platform include software covered by open source licenses. The terms of various open source licenses have not been interpreted by United States courts, and there is a risk that such licenses could be construed in a manner that imposes unanticipated conditions or restrictions on the GreenSky® Program platform. If portions of GreenSky’s proprietary software are determined to be subject to an open source license, GreenSky could be required to publicly release the affected portions of GreenSky’s source code, re-engineer all or a portion of GreenSky’s technologies or otherwise be limited in the licensing of GreenSky’s technologies, each of which could reduce or eliminate the value of GreenSky’s technologies and loan products. In addition to risks related to license requirements, usage of open source software can lead to greater risks than use of third-party commercial software because open source licensors generally do not provide warranties or controls on the origin of the software. Many of the risks associated with the use of open source software cannot be eliminated and could adversely affect GreenSky’s business. GreenSky is subject to federal and state consumer protection laws. In connection with GreenSky’s administration of the GreenSky® Program, GreenSky must comply with various regulatory regimes, including those applicable to consumer credit transactions, various aspects of which are untested as applied to GreenSky’s business model. The laws to which GreenSky (including in its capacity as Loan Servicer) is or may be subject include: • state laws and regulations that impose requirements related to loan disclosures and terms, credit discrimination, credit reporting, money transmission, debt servicing and collection and unfair or deceptive business practices; • the Truth-in-Lending Act and Regulation Z promulgated thereunder, and similar state laws, which require certain disclosures to borrowers regarding the terms and conditions of their loans and credit transactions; • Section 5 of the Federal Trade Commission Act, which prohibits unfair and deceptive acts or practices in or affecting commerce, and Section 1031 of the Dodd-Frank Act, which prohibits unfair, deceptive or abusive sets of practices in connection with any consumer financial product or service; • the ECOA and Regulation B promulgated thereunder, which prohibit creditors from discriminating against credit applicants on the basis of race, color, sex, age, religion, national origin, marital status, the fact that all or part of the applicant’s income derives from any public assistance program or the fact that the applicant has in good faith exercised any right under the Federal Consumer Credit Protection Act or any applicable state law; • the FCRA, which promotes the accuracy, fairness and privacy of information in the files of consumer reporting agencies; • the Fair Debt Collection Practices Act, the Telephone Consumer Protection Act, as well as state debt collection laws, all of which provide guidelines and limitations concerning the conduct of third-party debt collectors in connection with the collection of consumer debts; • the GLBA, which includes limitations on disclosure of nonpublic personal information by financial institutions about a consumer to nonaffiliated third parties, in certain circumstances requires financial institutions to limit the use and further disclosure of nonpublic personal information by nonaffiliated third parties to whom they disclose such information and requires financial institutions to disclose certain privacy policies and practices with respect to information sharing with affiliated and nonaffiliated entities as well as to safeguard personal customer information, and other privacy laws and regulations;

18 • the Bankruptcy Code, which limits the extent to which creditors may seek to enforce debts against parties who have filed for bankruptcy protection; • the SCRA, which allows active duty military members to suspend or postpone certain civil obligations so that the military member can devote his or her full attention to military duties; • the Electronic Fund Transfer Act and Regulation E promulgated thereunder, which provide disclosure requirements, guidelines and restrictions on the electronic transfer of funds from consumers’ bank accounts; • the Electronic Signatures in Global and National Commerce Act and similar state laws, particularly the Uniform Electronic Transactions Act, which authorize the creation of legally binding and enforceable agreements utilizing electronic records and signatures; and • the Bank Secrecy Act, which relates to compliance with anti-money laundering, customer due diligence and record-keeping policies and procedures. While GreenSky has developed policies and procedures designed to assist in compliance with these laws and regulations, GreenSky’s compliance policies and procedures may not be effective. Failure to comply with these laws and with regulatory requirements applicable to GreenSky’s business could subject GreenSky to damages, revocation of licenses, class action lawsuits, administrative enforcement actions, and civil and criminal liability, which may harm GreenSky’s business and may adversely affect the collectability of the Loans. GreenSky’s industry is highly regulated and is undergoing regulatory transformation, which has created inherent uncertainty. Changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities, may negatively impact GreenSky’s business and the collectability of the Loans. In connection with GreenSky’s administration of the GreenSky® Program, GreenSky is subject to extensive regulation, supervision and examination under United States federal and state laws and regulations. GreenSky is required to comply with numerous federal, state and local laws and regulations that regulate, among other things, the manner in which GreenSky administers the GreenSky® Program, the terms of the loans that GreenSky’s Bank Partners originate and the fees that GreenSky may charge. A material or continued failure to comply with any of these laws or regulations could subject GreenSky to lawsuits or governmental actions and/or damage GreenSky’s reputation, which could materially adversely affect GreenSky’s business. Regulators, including the CFPB, have broad discretion with respect to the interpretation, implementation and enforcement of these laws and regulations, including through enforcement actions that could subject GreenSky to civil money penalties, customer remediation, increased compliance costs, and limits or prohibitions on GreenSky’s ability to offer certain products and services or to engage in certain activities. In addition, to the extent that GreenSky undertakes actions requiring regulatory approval or non-objection, regulators may make their approval or non-objection subject to conditions or restrictions that could have a material adverse effect on GreenSky’s business. Moreover, some of GreenSky’s competitors are subject to different, and in some cases less restrictive, legislative and regulatory regimes, which may have the effect of providing them with a competitive advantage over GreenSky. Additionally, federal, state and local governments and regulatory agencies have proposed or enacted numerous new laws, regulations and rules related to personal loans, including debt collection. Federal and state regulators also are enforcing existing laws, regulations and rules more aggressively and enhancing their supervisory expectations regarding the management of legal and regulatory compliance risks. Consumer finance regulation is constantly changing, and new laws or regulations, or new interpretations of existing laws or regulations, could have a materially adverse impact on GreenSky’s ability to operate as GreenSky currently intend. These regulatory changes and uncertainties make GreenSky’s business planning more difficult and could result in changes to GreenSky’s business model and potentially adversely impact GreenSky’s results of operations. New laws or regulations also require GreenSky to incur significant expenses to ensure compliance. As compared to GreenSky’s competitors, GreenSky could be subject to more stringent state or local regulations or could incur marginally greater compliance costs as a result of regulatory changes. In addition, GreenSky’s failure to comply (or

19 to ensure that GreenSky’s agents and third-party service providers comply) with these laws or regulations may result in costly litigation or enforcement actions, the penalties for which could include: revocation of licenses; fines and other monetary penalties; civil and criminal liability; substantially reduced payments by borrowers; modification of the original terms of loans, permanent forgiveness of debt, or inability to, directly or indirectly, collect all or a part of the principal of or interest on loans; and increased purchases of receivables underlying loans originated by GreenSky’s Bank Partners (other than for loans in which the Origination Partner sold participations, including the Loans) and indemnification claims. Proposals to change the statutes affecting financial services companies are frequently introduced in Congress and state legislatures that, if enacted, may affect GreenSky’s operating environment in substantial and unpredictable ways. In addition, numerous federal and state regulators have the authority to promulgate or change regulations that could have a similar effect on GreenSky’s operating environment. GreenSky cannot determine with any degree of certainty whether any such legislative or regulatory proposals will be enacted and, if enacted, the ultimate impact that any such potential legislation or implementing regulations, or any such potential regulatory actions by federal or state regulators, would have upon GreenSky’s business and the collectability of the Loans. With respect to state regulation, although GreenSky seeks to comply with applicable state loan, loan broker, loan originator, servicing, debt collection, money transmitter and similar statutes in all U.S. jurisdictions, and with licensing and other requirements that GreenSky believes may be applicable to GreenSky, if GreenSky is found to not have complied with applicable laws, GreenSky could lose one or more of GreenSky’s licenses or authorizations or face other sanctions or penalties or be required to obtain a license in one or more such jurisdictions, which may have an adverse effect on GreenSky’s ability to make the GreenSky® Program available to borrowers in particular states and, thus, adversely impact GreenSky’s business. GreenSky also is subject to potential enforcement and other actions that may be brought by state attorneys general or other state enforcement authorities and other governmental agencies. Any such actions could subject GreenSky to civil money penalties and fines, customer remediation and increased compliance costs, as well as damage GreenSky’s reputation and brand and limit or prohibit GreenSky’s ability to offer certain products and services or engage in certain business practices. New laws, regulations, policy or changes in enforcement of existing laws or regulations applicable to GreenSky’s business, or GreenSky’s reexamination of GreenSky’s current practices, could adversely impact GreenSky’s profitability, limit GreenSky’s ability to continue existing or pursue new business activities, require GreenSky to change certain of GreenSky’s business practices or alter GreenSky’s relationships with GreenSky® Program customers, affect retention of GreenSky’s key personnel, or expose GreenSky to additional costs (including increased compliance costs and/or customer remediation). These changes also may require GreenSky to invest significant resources, and devote significant management attention, to make any necessary changes and could adversely affect GreenSky’s business and the collectability of the Loans. The highly regulated environment in which GreenSky’s Bank Partners operate could have an adverse effect on GreenSky’s business. GreenSky’s Bank Partners are subject to federal and state supervision and regulation. Federal regulation of the banking industry, along with tax and accounting laws, regulations, rules and standards, may limit their operations significantly and control the methods by which they conduct business. In addition, compliance with laws and regulations can be difficult and costly, and changes to laws and regulations can impose additional compliance requirements. For example, the Dodd-Frank Act imposes significant regulatory and compliance changes on financial institutions. Regulatory requirements affect GreenSky’s Bank Partners’ lending practices and investment practices, among other aspects of their businesses, and restrict transactions between GreenSky and GreenSky’s Bank Partners. These requirements may constrain the operations of GreenSky’s Bank Partners, and the adoption of new laws and changes to, or repeal of, existing laws may have a further impact on GreenSky’s business. In choosing whether and how to conduct business with GreenSky, current and prospective Bank Partners can be expected to take into account the legal, regulatory and supervisory regime that applies to them, including potential changes in the application or interpretation of regulatory standards, licensing requirements or supervisory expectations. Regulators may elect to alter standards or the interpretation of the standards used to measure regulatory

20 compliance or to determine the adequacy of liquidity, certain risk management or other operational practices for financial services companies in a manner that impacts GreenSky’s Bank Partners. Furthermore, the regulatory agencies have extremely broad discretion in their interpretation of the regulations and laws and their interpretation of the quality of GreenSky’s Bank Partners’ loan portfolios and other assets. If any regulatory agency’s assessment of the quality of GreenSky’s Bank Partners’ assets, operations, lending practices, investment practices or other aspects of their business changes, it may materially reduce GreenSky’s Bank Partners’ earnings, capital ratios and share price in such a way that affects GreenSky’s business. Bank holding companies and financial institutions are extensively regulated and currently face an uncertain regulatory environment. Applicable state and federal laws, regulations, interpretations, including licensing laws and regulations, enforcement policies and accounting principles have been subject to significant changes in recent years, and may be subject to significant future changes. GreenSky cannot predict with any degree of certainty the substance or effect of pending or future legislation or regulation or the application of laws and regulations to GreenSky’s Bank Partners. Future changes may have a material adverse effect on GreenSky’s Bank Partners and, therefore, on GreenSky. In 2020, GreenSky’s Bank Partners became subject to a new reporting requirement, Accounting Standards Update 201613, “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which may affect how they reserve for losses on loans. It is not clear at this time what effect, if any, this new reporting requirement will have on participation in GreenSky’s program. GreenSky is subject to regulatory examinations and investigations and may incur fines, penalties and increased costs that could negatively impact GreenSky’s business. Federal and state agencies have broad enforcement powers over GreenSky, including powers to investigate GreenSky’s business practices and broad discretion to deem particular practices unfair, deceptive, abusive or otherwise not in accordance with the law. The continued focus of regulators on the consumer financial services industry has resulted, and could continue to result, in new enforcement actions that could, directly or indirectly, affect the manner in which GreenSky conduct GreenSky’s business and increase the costs of defending and settling any such matters, which could negatively impact GreenSky’s business. In some cases, regardless of fault, it may be less time-consuming or costly to settle these matters, which may require GreenSky to implement certain changes to GreenSky’s business practices, provide remediation to certain individuals or make a settlement payment to a given party or regulatory body. GreenSky has in the past chosen to settle certain matters in order to avoid the time and expense of contesting them. Any future settlements could have a material adverse effect on GreenSky’s business. In addition, the laws and regulations applicable to GreenSky are subject to administrative or judicial interpretation. Some of these laws and regulations have been enacted only recently and may not yet have been interpreted or may be interpreted infrequently. As a result of infrequent or sparse interpretations, ambiguities in these laws and regulations may create uncertainty with respect to what type of conduct is permitted or restricted under such laws and regulations. Any ambiguity under a law or regulation to which GreenSky is subject may lead to regulatory investigations, governmental enforcement actions and private causes of action, such as class action lawsuits, with respect to GreenSky’s compliance with such laws or regulations. The CFPB is a relatively new agency, and there continues to be uncertainty as to how its actions will impact GreenSky’s business; the agency’s actions have had, and may continue to have, an adverse impact on GreenSky’s business. The CFPB has broad authority over the businesses in which GreenSky engage. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority and to remediate violations of numerous consumer protection laws in a variety of ways, including collecting civil money penalties and fines and providing for customer restitution. The CFPB is charged, in part, with enforcing certain federal laws involving consumer financial products and services and is empowered with examination, enforcement and rulemaking authority. The CFPB has taken an active role in regulating lending markets. For example, the CFPB sends examiners to banks and other financial institutions that service and/or originate consumer loans to determine compliance with applicable federal consumer financial laws and to assess whether consumers’ interests are protected. In addition,

21 the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including those included in the GreenSky® Program. There continues to be uncertainty as to how the CFPB’s strategies and priorities will impact GreenSky’s business and GreenSky’s results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected products and services, making them less attractive or restricting GreenSky’s ability to offer them. Although GreenSky has committed significant resources to enhancing GreenSky’s compliance programs, changes by the CFPB in regulatory expectations, interpretations or practices could increase the risk of additional enforcement actions, fines and penalties. In March 2015, the CFPB issued a report scrutinizing pre-dispute arbitration clauses and, in May 2016, it published a proposed rule that would substantially curtail GreenSky’s ability to enter into voluntary pre-dispute arbitration clauses with consumers. In July 2017, the CFPB issued a final rule banning bars on class action arbitration (but not arbitration generally). Pre-dispute arbitration clauses currently are contained in all of the loan agreements processed through the GreenSky® Program. The new rule was subsequently challenged in Congress and, on November 1, 2017, President Trump approved a resolution repealing the rule. In the future, if a similar rule were to become effective, GreenSky expects that GreenSky’s exposure to class action arbitration would increase significantly, which could have a material adverse effect on GreenSky’s business. On October 5, 2017, the CFPB released its final “Payday, Vehicle Title, and Certain High-Cost Lending Rule,” commonly referred to as the “Payday Loan Rule.” On February 6, 2019, the CFPB issued proposed revisions to the Payday Loan Rule. On June 7, 2019, the CFPB announced a 15-month delay in the Payday Loan Rule’s August 19, 2019 compliance date to November 19, 2020 that applies only to the proposed rescinded ability-to-pay provisions. The mandatory compliance deadline for certain other provisions of the Payday Loan Rule still stands at August 19, 2019. Relatedly, the Community Financial Services Association of America sued the CFPB in April 2018 over the Payday Loan Rule. As a result, the court suspended the CFPB’s August 19, 2019 implementation of the 2019 proposed revisions pending further order of the court. On August 6, 2019, the court issued an order that leaves the compliance date stay in effect. On December 6, 2019, the court continued the stay on the August 19, 2019 compliance date for the Payday Loan Rule and requested the parties file another joint status report by April 24, 2019. On July 7, 2020, the CFPB released a new final rule that revoked the underwriting provisions of the Payday Loan Rule but retained and ratified the payment provisions that continue to be subject to the court issued stay. While the Payday Loan Rule does not appear to be targeted at businesses like GreenSky’s, some of its provisions are broad and potentially could be triggered by the promotional loans that GreenSky’s Bank Partners extend that require increases in payments at specified points in time. GreenSky is continuing to monitor developments associated with the Payday Loan Rule and is working toward compliance with the Payday Loan Rule requirements ahead of the ultimate compliance date. Future actions by the CFPB (or other regulators) against GreenSky or GreenSky’s competitors that discourage the use of GreenSky’s or their services could result in reputational harm and adversely affect GreenSky’s business. If the CFPB changes regulations that were adopted in the past by other regulators and transferred to the CFPB by the Dodd-Frank Act, or modifies through supervision or enforcement past regulatory guidance or interprets existing regulations in a different or stricter manner than they have been interpreted in the past by GreenSky, the industry or other regulators, GreenSky’s compliance costs and litigation exposure could increase materially. If future regulatory or legislative restrictions or prohibitions are imposed that affect GreenSky’s ability to offer promotional financing for certain of GreenSky’s products or that require GreenSky to make significant changes to GreenSky’s business practices, and if GreenSky is unable to develop compliant alternatives with acceptable returns, these restrictions or prohibitions could have a material adverse effect on GreenSky’s business. The Dodd-Frank Act generally permits state officials to enforce regulations issued by the CFPB and to enforce its general prohibition against unfair, deceptive or abusive practices. This could make it more difficult than in the past for federal financial regulators to declare state laws that differ from federal standards to be preempted. To the extent that states enact requirements that differ from federal standards or state officials and courts adopt interpretations of federal consumer laws that differ from those adopted by the CFPB, GreenSky may be required to alter or cease offering products or services in some jurisdictions, which would increase compliance costs and reduce GreenSky’s ability to offer the same products and services to consumers nationwide, and GreenSky may be subject to a higher risk of state enforcement actions.

22 Elements of the Dodd-Frank UDAAP standard are still uncertain and there is a risk that certain features of the GreenSky® Program loans could be deemed to violate the UDAAP standard. The Dodd-Frank Act prohibits unfair, deceptive or abusive acts or practices and authorizes the CFPB to enforce that prohibition. The CFPB has filed a large number of UDAAP enforcement actions against consumer lenders for practices that do not appear to violate other consumer finance statutes. There is a risk that the CFPB could determine that certain features of the GreenSky® Program loans are unfair, deceptive or abusive. The CFPB has filed actions alleging that deferred interest programs can be unfair, deceptive or abusive if lenders do not adequately disclose the terms of the deferred interest loans. GreenSky’s use of third-party vendors and GreenSky’s other ongoing third-party business relationships are subject to increasing regulatory requirements and attention. GreenSky regularly uses third-party vendors and subcontractors as part of its business. GreenSky also depends on GreenSky’s substantial ongoing business relationships with GreenSky’s Bank Partners, Program Merchants and other third parties. These types of third-party relationships, particularly with GreenSky’s Bank Partners and other funding sources, are subject to increasingly demanding regulatory requirements and oversight by federal bank regulators (such as the Federal Reserve Board, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation) and the CFPB. The CFPB has enforcement authority with respect to the conduct of third parties that provide services to financial institutions. The CFPB has made it clear that it expects non-bank entities to maintain an effective process for managing risks associated with third-party vendor relationships, including compliance-related risks. In connection with this vendor risk management process, GreenSky is expected to perform due diligence reviews of potential vendors, review their policies and procedures and internal training materials to confirm compliance-related focus, include enforceable consequences in contracts with vendors regarding a failure to comply with consumer protection requirements, and take prompt action, including terminating the relationship, in the event that vendors fail to meet GreenSky’s expectations. In certain cases, GreenSky may be required to renegotiate GreenSky’s agreements with GreenSky’s vendors and/or GreenSky’s subcontractors to meet these enhanced requirements, which could increase the costs of operating GreenSky’s business. It is expected that regulators will hold GreenSky responsible for deficiencies in GreenSky’s oversight and control of third-party relationships and in the performance of the parties with which GreenSky has these relationships. As a result, if GreenSky’s regulators conclude that GreenSky has not exercised adequate oversight and control over third-party vendors and subcontractors or other ongoing third-party business relationships or that such third parties have not performed appropriately, GreenSky could be subject to enforcement actions, including civil money penalties or other administrative or judicial penalties or fines, as well as requirements for customer remediation, all of which could have a material adverse effect on GreenSky’s business. GreenSky is subject to numerous laws and regulations related to privacy, data protection and information security. GreenSky’s actual or perceived failure to comply with such obligations could harm its business, and changes in such regulations or laws could increase its costs, affect or limit how GreenSky collects and uses personal information and adversely affect GreenSky’s business opportunities, marketing, market research or advertising practices. Subject to compliance with federal and state laws governing such collections, one of GreenSky’s subsidiary entities collects personally identifiable information and other data about consumers and prospective consumers who are also applying to participate in the GreenSky® Program. That subsidiary uses this information to provide services to the consumers; to support, expand and improve GreenSky’s business; and, subject to each consumer’s or prospective consumer’s right to decline or opt out, to market products and services to them. That subsidiary also may share consumers’ personally identifiable information with certain third parties as authorized by the consumers or as described in that subsidiary’s privacy policy. The U.S. federal and various state governments have adopted or proposed law, guidelines or rules for the collection, distribution and storage of information collected from or about consumers. The FTC and various U.S. state and local governments and agencies regularly use their authority under laws prohibiting unfair or deceptive marketing and trade practices to investigate and penalize companies for practices related to the collection, use, handling, disclosure, dissemination and security of personal data of consumers. Such laws and regulations apply broadly to the

23 collection, use, storage, export, disclosure and security of personal information that identifies or may be used to identify an individual, such as names, contact information and, in some jurisdictions, certain unique identifiers. Furthermore, such laws and regulations are subject to frequent revisions and differing interpretations and generally have become more stringent over time. In connection with GreenSky’s administration of the GreenSky® Program, GreenSky is subject to the GLBA and implementing regulations and guidance. Among other things, the GLBA (i) imposes certain limitations on financial institutions’ ability to share their consumers’ nonpublic personal information with nonaffiliated third parties and (ii) requires certain disclosures to consumers about the institutions’ information collection, sharing and security practices and the consumers’ right to “opt out” of the institution’s disclosure of personal financial information to nonaffiliated third parties (with certain exceptions). The California Consumer Privacy Act (the “CCPA”) became effective on January 1, 2020. The CCPA requires, among other things, covered companies to provide new disclosures to California consumers and afford such consumers with expanded protections and control over the collection, maintenance, use and sharing of personal information. The CCPA continues to be subject to new regulations and legislative amendments. Although GreenSky has implemented a compliance program designed to address obligations under the CCPA, it remains unclear what future modifications will be made or how the CCPA will be interpreted in the future. The CCPA provides for civil penalties for violations and a private right of action for data breaches. In addition, the California Privacy Rights Act of 2020 (the “CPRA”) ballot initiative was approved by California voters on November 3, 2020. Although this Act will not take effect until January 1, 2023, the Act will establish a privacy regulator before that date. GreenSky anticipates that the CPRA will apply to its business and will work to ensure GreenSky’s compliance with the CPRA by its effective date. These laws and regulations could have a significant impact on GreenSky’s current and planned privacy, data protection and information security-related practices; GreenSky’s current and planned collection, use, sharing, retention and safeguarding of consumer and/or employee information; and some of GreenSky’s current or planned business activities. Compliance with current or future privacy, data protection and information security laws (including those regarding security breach notification) affecting consumer and/or employee data to which GreenSky is subject could result in higher compliance and technology costs and could restrict its ability to provide certain products and services (such as products or services that involve GreenSky sharing information with third parties or storing sensitive credit card information), which could materially and adversely affect GreenSky’s profitability. Privacy requirements, including notice and opt out requirements, under the GLBA and FCRA are enforced by the FTC and by the CFPB through UDAAP and are a standard component of CFPB examinations. GreenSky’s failure to comply with privacy, data protection and information security laws could result in potentially significant regulatory investigations and government actions; litigation; fines or sanctions; consumer, Bank Partner or merchant actions and damage to GreenSky’s reputation and brand; all of which could have a material adverse effect on its business. If any third parties with whom GreenSky works, such as marketing partners and vendors, violate applicable laws or GreenSky’s policies, such violations may put consumers’ information at risk and could harm GreenSky’s business. Future non-compliance with Payment Card Industry Data Security Standards (“PCI DSS”) may subject GreenSky to fines, penalties and civil liability and may result in the loss of GreenSky’s ability to accept credit and debit card payments. GreenSky settles and funds transactions on a national credit card network and, thus, is subject to payment card association operating rules, certification requirements and rules governing electronic funds transfers, including PCI DSS, a security standard applicable to companies that collect, store or transmit certain data regarding credit and debit cards, holders and transactions. Although GreenSky is currently in compliance with PCI DSS, GreenSky may not remain in compliance with such standards in the future. Any failure to comply fully or materially with PCI DSS now or at any point in the future (i) may violate payment card association operating rules, federal and state laws and regulations, and the terms of certain of GreenSky’s contracts with third parties, (ii) may subject GreenSky to fines, penalties, damages and civil

24 liability, and (iii) may result in the loss of GreenSky’s ability to accept credit card payments. Even if GreenSky remains in compliance with PCI DSS, GreenSky still may not be able to prevent security breaches involving customer transaction data. In addition, there is no assurance that advances in computer capabilities, new discoveries in the field of cryptography or other events or developments will not result in a compromise or breach of the processes that GreenSky uses to protect customer data. If any such compromise or breach were to occur, it could have a material adverse effect on GreenSky’s business. In recent years, federal regulators and the United States DOJ have increased their focus on enforcing the SCRA against servicers. Similarly, state legislatures have taken steps to strengthen their own state-specific versions of the SCRA. The DOJ and federal regulators have entered into significant settlements with a number of loan servicers alleging violations of the SCRA. Some of the settlements have alleged that the servicers did not correctly apply the SCRA’s 6% interest rate cap, while other settlements have alleged, without limitation, that servicers did not comply with the SCRA’s default judgment protections when seeking to collect payment of a debt. Recent settlements indicate that the DOJ and federal regulators broadly interpret the scope of the substantive protections under the SCRA and are moving aggressively to identify instances in which servicers have not complied with the SCRA. Recent SCRA-related settlements continue to make this a significant area of scrutiny for both regulatory examinations and public enforcement actions. In addition, most state legislatures have their own versions of the SCRA. In most instances, these laws extend some or all of the substantive benefits of the federal SCRA to members of the state National Guard who are in state service, but certain states also provide greater substantive protections to National Guard members or individuals who are in federal military service. In recent years, certain states have revised their laws to increase the potential benefits to individuals, and these changes pose additional compliance burdens on GreenSky’s Bank Partners and GreenSky as GreenSky seek to comply with both the federal and relevant state versions of the SCRA. GreenSky’s efforts and those of GreenSky’s Bank Partners to comply with the SCRA may not be effective, and GreenSky’s failure to comply could subject GreenSky to liability, damages and reputational harm, all of which could have an adverse effect on GreenSky’s business and the collectability of the Loans. Anti-money laundering and anti-terrorism financing laws could have significant adverse consequences for GreenSky. GreenSky maintains an enterprise-wide program designed to enable GreenSky to comply with all applicable anti-money laundering and anti-terrorism financing laws and regulations, including the Bank Secrecy Act and the Patriot Act. This program includes policies, procedures, processes and other internal controls designed to identify, monitor, manage and mitigate the risk of money laundering and terrorist financing. These controls include procedures and processes to detect and report suspicious transactions, perform customer due diligence, respond to requests from law enforcement, and meet all recordkeeping and reporting requirements related to particular transactions involving currency or monetary instruments. GreenSky’s programs and controls may not be effective to ensure compliance with all applicable anti-money laundering and anti-terrorism financing laws and regulations, and GreenSky’s failure to comply with these laws and regulations could subject GreenSky to significant sanctions, fines, penalties and reputational harm, all of which could have a material adverse effect on GreenSky’s business. If GreenSky were found to be operating without having obtained necessary state or local licenses, it could adversely affect GreenSky’s business and its ability to service the Loans and could render the Loans void or unenforceable. Certain states have adopted laws regulating and requiring licensing by parties that engage in certain activity regarding consumer finance transactions, including facilitating and assisting such transactions in certain circumstances. Furthermore, certain states and localities have also adopted laws requiring licensing for consumer debt collection or servicing. While GreenSky believes it has obtained all necessary licenses, the application of some consumer finance licensing laws to the GreenSky® Program is unclear. If GreenSky were found to be in violation of applicable state licensing requirements by a court or a state, federal, or local enforcement agency, GreenSky could be subject to fines, damages, injunctive relief (including required modification or discontinuation of GreenSky’s business in certain areas),

25 criminal penalties and other penalties or consequences, and the loans originated through the GreenSky® Program, including the Loans, could be rendered void or unenforceable in whole or in part, any of which could have a material adverse effect on GreenSky’s business and the timing and amount of payments on the Notes. If loans originated through the GreenSky® Program are found to violate applicable state usury laws or other lending laws, it could adversely affect GreenSky’s business, the collectability of the Loans and the timing and amount of payments on the Notes. Because the loans originated through the GreenSky® Program are originated by and held by GreenSky’s Bank Partners, under principles of federal preemption the terms and conditions of the loans originated under the GreenSky® Program, including the Loans, are not subject to most state consumer finance laws, including state licensing and usury restrictions. If a court, or a state or federal enforcement agency, were to deem GreenSky—rather than GreenSky’s related Bank Partner—the “true lender” for loans originated through the GreenSky® Program, and if for this reason (or any other reason) the loans were deemed subject to and in violation of certain state usury and/or consumer finance laws, GreenSky could be subject to fines, damages, injunctive relief (including required modification or discontinuation of GreenSky’s business in certain areas), and other penalties or consequences, and the loans could be rendered void or unenforceable in whole or in part, any of which could have a material adverse effect on GreenSky’s business, the collectability of the Loans and the timing and amount of payments on the Notes.

26 Below is an explanation of selected terms used in the current draft of the preliminary private placement memorandum to facilitate understanding of the sections presented above. “Bank Partners” has the meaning set forth in the definition of GreenSky® Program. “Breach Purchase Price” means the purchase price to be paid by the Seller with respect to any repurchase of a pooled receivable, which will be equal to the principal balance of such pooled receivables as of the last day of the collection period in which such pooled receivable is repurchased. “Closing Date” means _____. “ECOA” means the Equal Credit Opportunity Act. “Elevation” means with respect to any Participation, the transfer of the Loan underlying such Participation to the Grantor Trust due to the exercise of the Elevation Rights. “Elevation Right” means the right of the Grantor Trust to direct the Origination Partner to transfer ownership of the Loans to the Grantor Trust or its assignee upon the occurrence of certain “elevation trigger events”. “FCRA” means the Federal Fair Credit Reporting Act. “FTC” means the Federal Trade Commission. “GLBA” means the Gramm-Leach-Bliley Act. “Grantor Trust” means _____, a Delaware statutory trust, which is wholly owned by the Issuer. “GreenSky” means GreenSky, Inc. and its direct and indirect subsidiaries. “GreenSky Eligibility Criteria” means the criteria specified in the Recognition Agreement that the Loans must meet as of the Closing Date or as of such other date set forth in the Recognition Agreement. “GreenSky Back-to-Back Party” means GreenSky, LLC in its capacity as the GreenSky Back-to-Back Party under the Recognition Agreement. “GreenSky Sale Date” means September 30, 2020. “GreenSky® Program” means the point-of-sale consumer financing and payments program that GreenSky administers for use by program merchants on behalf of participating federally-insured and federal-or state-chartered financial institutions (the “Bank Partners”). “Indenture” means the indenture dated as of the Closing Date, among the Issuer and Grantor Trust and the indenture trustee named therein pursuant to which the Issuer will issue the certain asset-backed securities, which are indirectly secured by the Pooled Receivables (the “Notes”). “Issuer” means _____, a Delaware statutory trust, as issuer under the Indenture. “Loans” means the consumer loans originated under the GreenSky® Program underlying the Participations. “Loan Origination Agreement” means the Facility Loan Origination Agreement, dated as of May 27, 2020, by and between the Origination Partner and GreenSky, LLC pursuant to which the Origination Partner originates consumer loans (or acquires consumer loans originated by other Bank Partners) under the GreenSky® Program and from time to time issues and sells 100% participations in such consumer loans while retaining title and servicing rights related to such consumer loans.

27 “Loan Servicer” has the meaning set forth in the definition of Loan Servicing Agreement. “Loan Servicing Agreement” means the Facility Servicing Agreement dated as of May 27, 2020 pursuant to which GreenSky, LLC (including its direct or indirect subsidiaries that provide, directly or indirectly, any of the services related to the GreenSky® Program), as a first-party servicer on behalf of and as agent for the Origination Partner (in such limited capacity, the “Loan Servicer”) services the Loans and other loans owned by the Origination Partner originated in accordance with the Loan Origination Agreement or otherwise acquired by the Origination Partner, as supplemented by the Multiparty Agreement. “Merchant Sponsor” means manufacturers, their captive and franchised showroom operations, and trade associations with which GreenSky partners to onboard Program Merchants. “Multiparty Agreement” means the multiparty and servicing agreement to be dated as of the Closing Date between the Grantor Trust, GreenSky, LLC, the Issuer, the Origination Partner and the Grantor Trust, among others, pursuant to which, among other things, the Origination Partner and GreenSky will agree to recognize the rights of the Grantor Trust as owner of the Participations. “Notes” means the notes of various classes issued as part of a securitization. “Origination Partner” means _____, a Bank Partner. “Participations” means the participations sold by the Seller, indirectly to the Grantor Trust. “Pooled Receivables” means collectively, the Participations owned by the Grantor Trust and after, an Elevation, any Loans held directly by the Grantor Trust. “_____ Purchaser” means _____. “Program Agreements” means the agreements entered into from time to time between the Loan Servicer and Program Merchants under which loans originated through the GreenSky® Program by participating lenders will be offered to the Program Merchants’ customers to fund purchases of goods or services from such Program Merchants. “Program Merchant” means, with respect to any Loan, the merchant that sold the goods or services that were financed by such Loan. “Program Sponsor” GreenSky, LLC. “Purchase Event Price” means, in connection with a purchase event with respect to any participation (or related elevated loan), the sum of the purchase price paid by ___________ for such Participation, minus any payments of principal received by ________ (or any of its permitted assigns, including the Grantor Trust) with respect to such Participation (or related elevated loan) on or prior to the date of such purchase by the GreenSky Back-to-Back Party, plus, if applicable, any third party elevation payment previously paid in respect of such related elevated loan. “Recognition Agreement” means the Recognition Agreement to be dated as of the Closing Date among the GreenSky Back-to-Back Party, the Grantor Trust and the seller of the Participations, pursuant to which the GreenSky Back-to- Back Party will make certain representations and warranties and agreement to certain repurchase obligations with respect to the Participations and the related Loans for the benefit of the Grantor Trust and the Seller. “SCRA” means the Servicemembers Civil Relief Act. “Seller” means _____. “UDAAP” means unfair, deceptive or abusive acts or practices in connection with any consumer financial product or service.